UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 8, 2026

ACP Holdings Acquisition Corp.
(Exact name of registrant as specified in its charter)

Cayman Islands	001-43225	98-1923384
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3131 Eastside Street Houston, Texas	77098
(Address of principal executive offices)	(Zip Code)

(832) 810-6648
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	ACGCU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	ACGC	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	ACGCW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events

As previously reported, on April 8, 2026, ACP Holdings Acquisition Corp. (the “Company”) consummated its initial public offering (“IPO”) of 20,000,000 units (the “Units”). Each Unit consists of one Class A ordinary share of the Company, par value $0.0001 per share (the “Class A Ordinary Shares”), and one-half of one redeemable warrant of the Company (each whole warrant, a “Warrant”), with each Warrant entitling the holder thereof to purchase one Class A Ordinary Share for $11.50 per share, subject to adjustment. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $200,000,000. The Company granted Roth Capital Partners, LLC (“Roth”), the underwriter in the offering, the right to purchase up to an additional 3,000,000 units to cover over-allotments, within 45 days of the closing (the “Over-Allotment Option”).

Also as previously reported, on April 8, 2026, simultaneously with the consummation of the IPO, the Company completed the private sale (the “Private Placement”) of an aggregate of 485,000 units (the “Private Placement Units”) to Union Street Sponsor, LLC, the Company’s sponsor (the “Sponsor”), and Roth at a purchase price of $10.00 per Private Placement Unit, generating gross proceeds to the Company of $4,850,000. Of those 485,000 Private Placement Units, the Sponsor purchased 435,000 Private Placement Units and Roth purchased 50,000 Private Placement Units.

Also as previously reported, on April 10, 2026, 1,461,600 additional Units (the “Over-Allotment Option Units”) were issued pursuant to the Over-Allotment Option and sold at an offering price of $10.00 per Unit, generating additional gross proceeds to the Company of $14,616,000. The closing of the issuance and sale of the Over-Allotment Option Units occurred on April 10, 2026.

A total of $215,689,080 of the proceeds from the IPO and Private Placement, of which includes up to approximately $4,500,000 of deferred underwriting commissions, was placed in a U.S.-based trust account maintained by Odyssey Transfer and Trust Company, acting as trustee.

An audited balance sheet as of April 8, 2026 reflecting receipt of the proceeds upon consummation of the IPO and the Private Placement has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

EXHIBIT INDEX

Exhibit No.	Description
99.1	Audited Balance Sheet as of April 8, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACP Holdings acquisition corp.

By:	/s/ Andrew Mallozzi
Name:	Andrew Mallozzi
Title:	Chief Executive Officer

Date: April 14, 2026

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